UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 1, 2010

_________________________

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

On January 1, 2010, Taleo Corporation (“Taleo”) completed its acquisition of Worldwide Compensation, Inc., a California corporation (“WWC”) pursuant to an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) by and among Taleo, Wyoming Acquisition Corporation, a California corporation and wholly-owned subsidiary of Taleo (“ Sub”), WWC, and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Shareholder Representative and U.S. Bank National Association as Escrow Agent.  Pursuant to the Merger Agreement, Taleo acquired WWC through the merger of Sub with and into WWC (the “Merger”) with WWC continuing as the surviving corporation.

Prior to completion of the acquisition, Taleo held a 16% equity interest in WWC.  Pursuant to the Merger Agreement, Taleo paid approximately $14 million in cash to acquire all issued and outstanding capital stock, options and warrants of WWC not already owned by Taleo.  Fifteen percent (15%) of the consideration was placed into escrow for one year following the closing to be held as security for losses incurred by Taleo in the event of certain breaches of the representations and warranties contained in the Merger Agreement or certain other events.

The foregoing description of the transactions consummated pursuant to the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to Taleo’s current report on Form 8-K filed on September 18, 2009 and incorporated herein by reference.

Item 8.01	Other Events

On January 4, 2010, Taleo issued a press release announcing that it had completed its acquisition of WWC.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

(b) Pro forma financial information

Any financial statements or pro forma financial information will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)           Exhibits
Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Shareholder Representative and U.S. Bank National Association as Escrow Agent (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K filed on September 18, 2009).

99.1	Press release dated January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Katy Murray
Katy Murray Executive Vice President and Chief Financial Officer

Date:  January 4, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Shareholder Representative and U.S. Bank National Association as Escrow Agent (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K filed on September 18, 2009).

99.1	Press release dated January 4, 2010.